                         WAIVER AND FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS WAIVER AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of December 12, 2000, is among SOFTWARE SPECTRUM, INC., a corporation duly organized and validly existing under the laws of the State of Texas (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks", THE CHASE MANHATTAN BANK, individually as a Bank, as administrative agent for itself and the other Banks (in its capacity as administrative agent, together with its successors in such capacity "Administrative Agent") and as collateral agent for itself and the other Banks (in its capacity as collateral agent, together with its successors in such capacity, the "Collateral Agent").

                                    RECITALS:

     The Borrower, the Banks, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 11, 1998 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 15, 1998, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 23, 1999, and that certain Consent, Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of July 31, 2000, and as modified by that certain consent letter dated September 22, 2000 and that certain waiver letter dated December 4, 2000, the "Agreement").

     Borrower has advised the Agent and the Banks that an Event of Default has occurred under subsection 11.1(c) of the Agreement as a result of the Borrower's failure to comply with the covenants set forth in Section 10.1 of the Agreement as of, during and for the Fiscal Quarter ending October 31, 2000 (the "Existing Default" and the covenant described above, herein the "Violated Covenant ").

     The Borrower has requested that the Administrative Agent, Collateral Agent and Banks waive the Existing Default.

     In accordance with the terms and conditions of this Amendment, each of the Administrative Agent, Collateral Agent and the Banks waive the Existing Default.

     The Borrower, the Banks, the Administrative Agent and the Collateral Agent also desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 1

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                     Waiver

     Section 2.1 Waiver. Administrative Agent, Collateral Agent and the Banks hereby waive the Existing Default and agree not to exercise any rights or remedies available as a result of the occurrence thereof.

     Section 2.2 Limitation of Waiver. The waiver specifically described in
Section 2.1 shall not constitute and shall not be deemed a waiver of any other Default, whether arising as a result of the further violation the Violated Covenant or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults. The failure to comply with the Violated Covenant for any date, or any period ending on any date, for reasons other than those described in the definition of "Existing Default" shall constitute an Event of Default.

                                    ARTICLE 3

                                   Amendments

     Section 3.1 Amendment to Section 10.1. Effective as of November 1, 2000,
Section 10.1 of the Agreement is amended and restated to read as follows:

          Section 10.1 Maximum Funded Debt to EBITDA Ratio. As of the last day of each Fiscal Quarter, beginning with the Fiscal Quarter ended April 30, 2001, Borrower shall not permit the ratio of (a) the principal amount of all Funded Debt of the Borrower and the Subsidiaries outstanding as of such date determined on a consolidated basis to (b) Borrower's EBITDA calculated for the four (4) Fiscal Quarter period ending on the last day of such Fiscal Quarter to be more than 3.00 to 1.00. As used in this Section 10.2, "Funded Debt" means, without duplication, all Debt of the type identified in clauses (a), (b), (c), (d) and (g) of the definition of "Debt" in
     Section 1.1 of the Agreement.

     Section 3.2 Amendment to Section 9.4. Effective as of the date hereof, clause (ii) of Section 9.4 of the Agreement is amended and restated to read as follows:

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 2

          (ii) Borrower may repurchase its capital stock as follows: (A) prior to January 31, 1999, in one or more transactions pursuant to its stock repurchase program in existence on the Closing Date if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (A) since the Closing Date (including the repurchase in question) shall not exceed One Million Seven Hundred Fifty Thousand Dollars ($1,750,000); (B) prior to June 23, 1999, in one or more transactions pursuant to a stock repurchase program approved by its board of directors in July of 1998 if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause
     (B) (including the repurchase in question but excluding those made pursuant to clause (A) of this clause (ii)) shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000); (C) on or after June 23, 1999, but prior to November 30, 2000, Borrower may repurchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom, the aggregate purchase price paid for all such repurchases under this clause (C) (including the repurchase in question, but excluding the Stock Purchase as defined in and as permitted pursuant to that certain consent letter dated September 22, 2000) is less than or equal to Ten Million Dollars ($10,000,000) and, after giving effect to the repurchase in question, the average amount of the Borrowing Availability as of the end of each Business Day during the 30-day period ending on the date of the repurchase in question (the "Average Availability") is equal to or greater than Thirty Million Dollars ($30,000,000); (D) on or after December 1, 2000, but prior to December 31, 2001, Borrower may repurchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (D) (including the repurchase in question) is less than or equal to Five Million Dollars ($5,000,000) and the Average Availability, after giving effect to the repurchase in question, is equal to or greater than Thirty Million Dollars ($30,000,000); and (E) on or after January 1, 2002, Borrower may purchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom, the aggregate purchase price paid for all such repurchases under this clause (E) (including the repurchase in question) is less than or equal to Five Million Dollars ($5,000,000) and the Average Availability, after giving effect to the repurchase in question, is equal to or greater than Thirty Five Million Dollars ($35,000,000); and

     Section 3.3 Amendment to Exhibit "D". Effective as of the date hereof, "Exhibit D" to the Agreement is amended and restated in its entirety to read as set forth on Exhibit "D" to this Amendment.

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 3

                                    ARTICLE 4

     Section 4.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent.

               (i) Resolutions. Resolutions of the Board of Directors (or other similar authorizing documents) of the Borrower certified by its Secretary, an Assistant Secretary, or another authorized Person that authorize its execution, delivery, and performance of this Amendment and the Loan Documents to which it is or is to be a party hereunder.

               (ii) Waiver and Amendment Fee. The fees payable under that certain letter from Administrative Agent to the Borrower dated the date of this Amendment.

               (iii) Additional Information. Administrative Agent shall have received such additional documentation and information as Administrative Agent may request; and

          (b) After giving effect to this Amendment, the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (c) After giving effect to this Amendment, no Default shall have occurred and be continuing; and

          (d) All proceedings taken in connection with this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent.

                                    ARTICLE 5

                                  Miscellaneous

     Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 4 force and effect. Borrower, the Banks and the Agents agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2 Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower and each Obligated Party and does not and will not: (1) violate any provision of law applicable to Borrower or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Borrower or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon Borrower or any Obligated Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any Obligated Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of Borrower or any Obligated Party; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower or any Obligated Party; and (d) except as previously disclosed to Administrative Agent, the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrower and each Obligated Party, resolutions of the Borrower attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, and resolutions of Spectrum Integrated Services, Inc. attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, have not been modified or rescinded since March 6, 1998, and remain in full force and effect, and the officers identified in each such Secretary's Certificate continue to hold the offices set forth in such certificate.

     IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND EACH OBLIGATED PARTY (BY ITS EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT.

     Section 5.3 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 5

     Section 5.4 Expenses of Agents. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent or Collateral Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Administrative Agent's legal counsel.

     Section 5.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.6 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 6

Executed as of the date first written above.

                                   BORROWER:

                                   SOFTWARE SPECTRUM, INC.

                                   By: /s/ KEITH R. COOGAN
                                       ---------------------------------------
                                       Keith R. Coogan
                                       President & Chief Operating Officer

                                   ADMINISTRATIVE AGENT:

                                   THE CHASE MANHATTAN BANK, individually
                                   as a Bank and as the Administrative Agent and the Collateral Agent

                                   By: /s/ CHRISTOPHER D. CAPRIOTTI
                                       ---------------------------------------
                                       Christopher D. Capriotti
                                       Vice President

                                   OTHER BANKS:

                                   NATIONAL CITY BANK, KENTUCKY

                                   By: /s/ KEVIN L. ANDERSON
                                       ---------------------------------------
                                       Name:  Kevin L. Anderson
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION

                                   By: /s/ JAMES M. STAFFY
                                       ---------------------------------------
                                       Name:  James M. Staffy
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------

                                   FOOTHILL CAPITAL CORPORATION

                                   By: /s/ MICHAEL P. BARANOWSKI
                                       ---------------------------------------
                                       Name:  Michael P. Baranowski
                                              --------------------------------
                                       Title: Vice President
                                              --------------------------------


Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 7

                                 ACKNOWLEDGMENT

     The undersigned hereby consents and agrees to this Amendment, and hereby ratifies and confirms each of the Loan Documents to which it is a party and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Witness due execution hereof by the undersigned as of the date first written above.

                               SPECTRUM INTEGRATED SERVICES, INC.

                               By: /s/ KEITH R. COOGAN
                                   -------------------------------------------
                                   Keith R. Coogan, President, Executive Vice
                                   President and Assistant Secretary


Waiver and Fourth Amendment to Amended and Restated Credit Agreement - Page 8

                                  EXHIBIT "D"
                                       to
                            SOFTWARE SPECTRUM, INC.
                     CONSENT, WAIVER AND THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate

EXHIBIT D. Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending ________ __, ____

To: The Chase Manhattan Bank,
    as administrative agent
    600 Fifth Avenue, 4th Floor
    New York, New York 10020
    and each Bank

Ladies and Gentlemen:

     This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 8.1(c) of that certain Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of March 11, 1998 among SOFTWARE SPECTRUM, INC. (the "Borrower"), THE CHASE MANHATTAN BANK, as administrative agent and as collateral agent and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

     The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.   DEFAULT.

No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

                                                                                                       Compliance
                                                                                                       ----------

2.   SECTION 8.1 - FINANCIAL STATEMENTS AND RECORDS

     (a)  Annual audited financial statements of Borrower
          on or before 91 days after the end of each Fiscal
          Year.                                                                                Yes         No        N/A

     (b)  Quarterly unaudited financial statements of Borrower
          on a consolidated and consolidating basis within 46
          days of each Fiscal Quarter end.                                                     Yes         No        N/A

     (c)  Borrowing Base Report together with the Receivables
          Reports within 20 days of each month end or within 20
          days of any other date                                                               Yes         No        N/A

EXHIBIT "D"- Compliance Certificate - Page 1

          required by the Administrative Agent.

     (d)  If Daily Collection Event occurs, Receivable
          Reports                                                                               Yes       No           N/A

          (i)  weekly or
          (ii) daily

     (e)  Projections within 30 days before the start
          of each Fiscal Year.                                                                  Yes       No           N/A

3.   SECTION 8.10 - COLLATERAL MATTERS

     (a)  Aggregate book value of inventory held by
          third parties                                                   $      $2,500,000
                                                                          -----------------
     (b)  Limit

     (c)  Collateral perfection/protection required                                             Yes                    No

     (d)  Material Subsidiary created or acquired?                                              Yes                    No

     (e)  If line (d) is yes, have 8.10(b) and (c)
          collateral measures been taken?                                                       Yes                    No

4.   SECTION 9.1 - DEBT

     No Additional Debt except:

     (a)  Purchase money not to exceed:                                          $5,000,000
          Actual Outstanding:                                             $                     Yes                    No
                                                                          -----------------
     (b)  Guaranties of surety and other bonds not to exceed:                    $4,000,000
          Actual Outstanding:                                             $                     Yes                    No
                                                                          -----------------
     (c)  Outstanding Guaranties of permitted Debt of Foreign
          Subs and Foreign Ventures                                       $                     Yes                    No
                                                                          -----------------
     (d)  Outstanding Loans, advances, other extensions of
          credit, investments and contributions to Foreign Subs
          (excluding Software Spectrum Canada in an amount up to          $                     Yes                    No
          the gross Dollar amount of receivables of Software              -----------------
          Spectrum Canada) and Foreign Ventures                           $
                                                                          -----------------     Yes                    No
     (e)  Total Foreign Subsidiary Obligations (line 4(c) plus 4(d))      $
                                                                          -----------------

     (f)  Foreign Subsidiary Limit                                                              Yes                    No
          (i)  $30,000,000 plus                                           $      10,000,000
          (ii) if 9.1(e)(ii) test satisfied $10,000,000                   $
                                                                          -----------------

     (g)  Acquisition Debt incurred in any Fiscal Year not to exceed                            Yes                    No
          Actual incurred in current Fiscal Year                          $      20,000,000
          (note:  Incurrence Test must also be met)                       $                     Yes                    No
                                                                          -----------------



EXHIBIT "D" - Compliance Certificate - Page 2

        (h)  Unsecured Vendor Debt not to exceed
             Actual Outstanding
             (note:  Incurrence Test must also be met)                       $                     Yes                No
                                                                             -----------------
        (i)  Unsecured Short Term Bank Debt not to exceed
             Actual Outstanding                                              $       5,000,000
                                                                             $                     Yes                No
                                                                             -----------------

5.      SECTION 9.3 - MERGERS, ETC.

        (a)  Has acquisition been consummated since last Compliance                                Yes                No
             Certificate?

        (b)  If line (a) yes, Purchase Price                                 $
                                                                             -----------------

        (c)  Aggregate Purchase Prices from prior acquisitions under 9.3
             in current Fiscal Year                                          $
                                                                             -----------------
        (d)  Purchase Price Limit per transaction                            $       5,000,000     Yes        No     N/A

        (e)  Aggregate Purchase Price Limit per Fiscal Year                  $      10,000,000     Yes        No     N/A

        (f)  Were the conditions in clauses (a) through (e) of Section
             9.3(iv) satisfied with respect to each acquisition ?                                  Yes        No     N/A

6.      SECTION 9.4 - DIVIDENDS

        (a)  Stock repurchases pursuant to stock repurchase program in existence at closing date not to exceed (note: no further
             stock repurchases permitted under this clause (a) after
             1/31/99)                                                        $       1,750,000
             Actual such repurchases since Closing Date:                     $                     Yes        No     N/A
                                                                              ----------------
        (b)  Stock repurchases pursuant to 7/98 stock repurchase program not to exceed (note: no further stock repurchases permitted under this clause (b) after _______________)
             Actual such repurchases since 8/31/98 (excluding those
             included in clause (a))                                         $
                                                                             -----------------

        (c)  Stock repurchases for applicable period not to exceed:          $                     Yes               No
             Actual repurchases during the applicable period:                -----------------

        (d)  Attach as schedule evidence of compliance with Section          -----------------
             9.4(iii) with respect to dividends and other stock repurchases  $                     Yes               No
                                                                             -----------------

                                                                                                   Yes        No     N/A

7.      SECTION 9.8 - DISPOSITION ASSETS

        (a)  Book Value of asset disposed of in sale leaseback transaction
             within the last 12 months                                       $
             Actual not to exceed:                                           -----------------
                                                                             $         500,000     Yes        No     N/A

EXHIBIT "D" - Compliance Certificate - Page 3

        (b)  Book value of assets disposed of within the last 12 months      $
             Actual not to exceed:                                                    $500,000     Yes        No     N/A

8.      SECTION 9.10 - PREPAYMENT OF DEBT

        No prepayment of Debt except:

        (a)  Obligations

        (b)  Foreign Sub Debt Guaranteed

        (c)  Prepayment of other Debt limited in any Fiscal Year to:                  $500,000

        (d)  Aggregate amount of other Debt so prepaid in current Fiscal
             Year                                                            $                     Yes        No     N/A
                                                                             -----------------

9.      SECTION 10.1 - FUNDED DEBT TO EBITDA RATIO

        (a)   Funded Debt

              (i)      borrowed money                                        $
                                                                             -----------------

              (ii)     Debt evidenced by instruments                         $
                                                                             -----------------

              (iii)    deferred purchase price                               $
                                                                             -----------------

              (iv)     Capital Lease Obligations                             $
                                                                             -----------------

              (v)      reimbursement obligations                             $
                                                                             -----------------

              (vi)     Total Funded Debt  (i - v)                            $
                                                                             -----------------

        (b)   EBITDA (see 10(f) below)                                       $
                                                                             -----------------

        (c)   Minimum Funded Debt to EBITDA Ratio                            3.00 to 1.00

        (d)   Actual Ratio [(a)(v:) / (b)]                                   ________ to 1.00      Yes        No     N/A

10.     SECTION 10.2 - INTEREST COVERAGE

        (a)  Net Income for applicable period                                $
                                                                             -----------------

        (b)  Plus net provisions for tax                                     $
                                                                             -----------------

        (c)  Plus Interest Expense                                           $
                                                                             -----------------

        (d)  Plus amortization and depreciation                              $
                                                                             -----------------

        (e)  Minus, if applicable, gains (or plus losses) from Business or
             Assets Sales during Fiscal Quarter ended 4-30-00                $
                                                                             -----------------

        (f)  Borrower EBITDA: 10(a) plus 10(b), 10(c) and 10(d), minus (or   $
             plus) 10(e)
                                                                             -----------------

        (g)  Unfinanced Capital Expenditures                                 $
                                                                             -----------------

        (h)  (line 10(f) minus line 10(g))                                   $                    Yes         No
                                                                             -----------------

        (i)  Interest Expense                                                $
                                                                             -----------------

        (j)  Interest Coverage (line 10(h) divided by line 10(i)             $
                                                                             -----------------

        (k)  Minimum Interest Coverage                                                ___:1.00


EXHIBIT "D" - Compliance Certificate - Page 4

                                                                                      ___:1.00

11.     SECTION 10.3 - CAPITAL EXPENDITURE LIMITS

        (a)  Capital Expenditure limit for the period                        $
                                                                             -----------------

        (b)  Actual Capital Expenditures                                     $                     Yes                No
                                                                             -----------------


12.     SECTION 10.4 - NET INCOME

        (a)  Net Income (most recent Fiscal Quarter)                         $
                                                                             -----------------

        (b)  less than -$2,500,000?                                                                Yes                No

        (c)  Net Income (previous Fiscal Quarter)                            $
                                                                             -----------------

        (d)  12(a) plus 12(c) less than - $3,000,000                                               Yes                No

13.     DETERMINATION OF MARGIN AND FEES

        (a)  Borrower EBITDA: From 10(f)                                     $
                                                                             -----------------

        (b)  All Capital Expenditures (financed and unfinanced)              $
                                                                             -----------------

        (c)  Actual technical support contract Capital Expenditures not to exceed $1,500,000 incurred in the period through the Fiscal
             Quarter ending January 31, 1999                                 $
                                                                             -----------------

        (d)  (line 13(a) minus the positive sum of (i) line 13(b) minus
                           (ii), if calculated for a period prior to
                           February 1, 1999, line 13(c))                     $
                                                                             -----------------

        (e)  Interest Expense                                                $
                                                                             -----------------

        (f)  Interest Coverage Ratio (line 13(d) divided by line 13(e))               ___:1.00

        (g)  Adjustment to margin and fees required by Section 3.2?                                Yes                No

        (h) If adjustment required, set forth below new margins and fees in accordance with Section 3.2:

             (i)   Base Margin                                                                %
                                                                             -----------------

             (ii)  Libor Rate Margin and LC Fee                                               %
                                                                             -----------------

             (iii) Commitment Fee                                                             %
                                                                             -----------------

14.     ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

15.     FINANCIAL STATEMENTS

        The unaudited financial statements attached hereto were prepared in accordance with GAAP



EXHIBIT "D" - Compliance Certificate - Page 5 but presented in accordance with the interim reporting rules and regulations of the Securities and Exchange Commission and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ____________,

                                       SOFTWARE SPECTRUM, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




EXHIBIT "D" - Compliance Certificate - Page 6